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EXHIBIT 10.26

EXPLANATORY NOTE

This Exhibit 10.26 was originally filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q of EchoStar
for the quarter ended March 30, 2009, Commission File No.001-33807. We are re-filing this Exhibit 10.26 in response to comments we received from the Securities and Exchange Commission on a confidential treatment request we made for certain portions of this Exhibit in our original filing.

EXCLUSIVITY AMENDMENT TO THE PRICING AGREEMENT

        This Exclusivity Amendment to the Pricing Agreement (the "Exclusivity Amendment") is entered into as of February 6, 2009 and effective as of December 12, 2008 ("Exclusivity Amendment Effective Date"), by and among EchoStar Technologies L.L.C. (formerly known as EchoStar Technologies Corporation, "EchoStar"), a limited liability company organized under the laws of the State of Texas, having a place of business at 90 Inverness Circle East, Englewood, Colorado 80112; Bell ExpressVu Inc., in its capacity as General Partner of Bell ExpressVu Limited Partnership ("Bell ExpressVu"), a limited partnership organized under the laws of Ontario, having a place of business at 100 Wynford Drive, Suite 300, Toronto, Ontario M3C 4B4; Bell Distribution Inc. ("BDI"), a corporation incorporated under the laws of Canada, having a place of business at 5055 Satellite Drive, Mississauga, Ontario L4W 5K7; and Bell Canada, a corporation incorporated under the laws of Canada, having its registered office at Cote du Beaver Hall, Montreal, Quebec, H2Z 1S4. For the purpose of this Agreement, the term "Bell Parties" shall refer to Bell ExpressVu, BDI, and Bell Canada.

        Unless otherwise defined herein, all capitalized terms used in this Exclusivity Amendment shall have the meanings given to them in the Pricing Agreement (as defined below).

RECITALS

        WHEREAS, Bell ExpressVu and EchoStar or their respective Affiliates have previously entered into the following agreements with respect to the supply of certain products and services by EchoStar to Bell ExpressVu and its Affiliates: (a) the System Agreement; (b) the Supply Agreement; (c) the MVC II Agreement; (d) the Additional Limited Guarantee; and (e) the Assignment and Assumption Agreement;

        WHEREAS, pursuant to the Pricing Agreement effective as of January 1, 2008 among EchoStar, Bell ExpressVu, BDI and Bell Canada (the "Pricing Agreement"), the parties agreed, among other things, to amend and modify the System Agreement, the Supply Agreement, and the Assignment and Assumption Agreement and to terminate (except solely with respect to the Outstanding Obligations) the MVC II Agreement and the Additional Limited Guarantee (in all cases as previously amended to the date hereof and collectively, the "Predecessor Agreements"); and

        WHEREAS, subject to the terms and conditions of the Pricing Agreement and the Predecessor Agreements (as amended by this Exclusivity Amendment), EchoStar is prepared to provide discounted rates on certain EchoStar Products and Related Equipment in exchange for, among other things, the agreement by the Bell Parties to purchase various products exclusively from EchoStar;

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree that the Pricing Agreement and the Predecessor Agreements are hereby amended as follows:

1.
Exclusivity.

1.1
Except as expressly set forth to the contrary in Section 1.3 of this Exclusivity Amendment, the Bell Parties hereby covenant and agree that at all times commencing with the Exclusivity Amendment Effective Date and continuing through and including December 31, 2011 (collectively, the "Exclusivity Period"), EchoStar shall be the Sole and Exclusive Provider (as defined below) of receiver/decoder units (commonly referred to as set-top boxes) ("STBs") for any DTH Service (as defined in the System Agreement) but excluding *** offered, provided, distributed or otherwise made available by the Bell Parties, any of their Affiliates or any of their respective successors or permitted assigns, ***

1.2
The Bell Parties represent and warrant to EchoStar that, as of the Exclusivity Amendment Effective Date, neither the Bell Parties nor any of their Affiliates have entered into any agreement, extension of an agreement, understanding or other arrangement that limits the full performance of the Bell Parties' obligations under this Section 1. The Bell Parties covenant and agree that neither the Bell Parties nor any of their Affiliates and their respective successors and permitted assigns will enter into any such agreement, extension of an agreement, understanding or other arrangement at any time during the Exclusivity Period or Exclusive Purchase Period, as applicable.

  ***

2.
Supply of EchoStar Products

2.1
Clause (a) of Section 4.1 of the Pricing Agreement is hereby deleted in its entirety and replaced with the following:

(a)
receiver/decoder units described in the attached Schedule 1; or the attached Schedule 1A (subject to the provisions of Section 4 of the Exclusivity Amendment to the Pricing Agreement effective as of December 12, 2008 among EchoStar Bell ExpressVu, BDI and Bell Canada (the "Exclusivity Amendment")) (collectively, "Boxes");

2.2
The term "DTH" shall be added between the words "EchoStar" and "Products" *** as such words appear in the first *** lines, respectively, of clause (d) of Section 4.1 of the Pricing Agreement.

2.3
The last sentence of Section 4.1 of the Pricing Agreement is hereby deleted in its entirety and replaced with the following:

  ***

3.
Pricing

***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

4.
New Product Launches; ***.

***

4.2
The parties intend, on a going forward basis, to transition all newly manufactured Boxes to be shipped to Bell ExpressVu such that they would no longer include the *** (the "Modified Boxes"). Accordingly, the parties shall, on a model by model basis, coordinate the timing by which such shipments of Modified Boxes would commence. ***

4.3
For greater certainty, the rights of Bell ExpressVu and BDI and their respective successors and permitted assigns under Section 4.1 of the Pricing Agreement to purchase any of the Boxes mentioned in Section 4.1 or 4.2 of this Exclusivity Amendment or any other Boxes mentioned in Schedule 1A from EchoStar shall be subject to the agreement of the parties as to a specific Launch Date for such Boxes under this Section 4, Section 4 of the Pricing Agreement and all other provisions of this Exclusivity Amendment, the Pricing Agreement and the Predecessor Agreements otherwise applicable to the rights of Bell ExpressVu and BDI and their respective successors and permitted assigns to purchase Boxes from EchoStar.

5.
Product Planning Discussions.    During the Exclusivity Period, EchoStar shall use commercially reasonable efforts to meet with Bell ExpressVu on a regular basis in order to keep Bell ExpressVu reasonably apprised as to the general features and functionalities of the software and hardware that EchoStar plans to introduce in connection with any New Items *** and to consider any input Bell ExpressVu may wish to provide in this regard. Notwithstanding the foregoing, Bell ExpressVu acknowledges and agrees that all such information will be provided and received solely for Bell ExpressVu's convenience and that in no event shall anyone other than EchoStar have the final determination with respect to any such features and functionalities.

  ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

8.
Other Services and Payments.

New Section 4.9 is hereby added to the Pricing Agreement as follows:

  4.9
  Other Services and Payments.

  4.9.1
  Ancillary Services and Payments.    During the Exclusivity Period, EchoStar shall offer and provide the following (the "Ancillary Services and Payments"), at *** to Bell ExpressVu *** following Bell ExpressVu's written request: (i) the software necessary for Bell ExpressVu to ***

  4.9.2
  Credit for Certain Engineering Services.    EchoStar shall issue to Bell ExpressVu a one-time credit in the amount of *** (the "Engineering Services Credit") to be applied by Bell ExpressVu during the Exclusivity Period solely with respect to the purchase and use by Bell ExpressVu of such engineering services as may be mutually agreed to from time to time by the parties in a signed writing(s) (collectively, the "Engineering Services"). The pricing and other terms and conditions with respect to all such Engineering Services shall be as mutually agreed to in a signed written agreement(s) between the parties, acting reasonably, having regard to their past practice. ***

  4.9.4
  For certainty, the parties acknowledge and agree that all software provided under (i) or (ii) of 4.9.1 above (collectively and together with any related documentation provided by EchoStar, "Ancillary Software") is licensed and not sold hereunder subject to the terms and conditions of this Agreement and the Predecessor Agreements; ***

9.
Delivery Terms.

9.1
Shipping Costs. All EchoStar Products and Related Equipment that are the subject of Exclusivity Orders (as defined below) shall be shipped ***

10.
Miscellaneous.

***

10.3
Except as expressly modified herein, this Exclusivity Amendment is not intended to, and does not, alter, amend or modify all or any part of the Pricing Agreement or any of the Predecessor Agreements including, without limitation, ***. In the event of any conflict or inconsistency between the provisions of this Exclusivity Amendment and the provisions of the Pricing Agreement and Predecessor Agreements, the provisions of this Exclusivity Amendment shall be controlling.

10.4
This Exclusivity Amendment may be executed in any number of counterparts each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. The parties agree that execution of this Exclusivity Amendment may be evidenced by delivery of electronic or facsimile images of executed counterparts.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

In consideration of the foregoing premises and the mutual covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned duly authorized representatives of EchoStar, Bell ExpressVu, Bell Canada and BDI hereby execute and accept this Exclusivity Amendment as of the date first written above.

EchoStar Technologies L.L.C.	Bell Distribution Inc.
By: Name: Title:	By: Name: Title:
Bell ExpressVu Inc., in its capacity as, General Partner of Bell ExpressVu Limited Partnership	Bell Canada ***
By: Name: Title:	By: Name: Title:
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT A

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***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT B

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***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT C

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***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT D

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***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EXHIBIT E

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***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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  EXHIBIT 10.26
EXPLANATORY NOTE
EXCLUSIVITY AMENDMENT TO THE PRICING AGREEMENT
RECITALS
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E